                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Kirby A. Tyndall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 200,000 shares of the Company's common stock, $1.00 par value per share, to be issued upon the exercise of options granted under the Bank of Granite 2001 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


         EXECUTED on the 14th day of May 2001.



                                            /s/ John N. Bray
                                            ------------------------------------
                                            John N. Bray



                            Bank of Granite Corporation, Form S-8, Page 19 of 23

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Kirby A. Tyndall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 200,000 shares of the Company's common stock, $1.00 par value per share, to be issued upon the exercise of options granted under the Bank of Granite 2001 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


         EXECUTED on the 14th day of May 2001.



                                            /s/ Paul M. Fleetwood, III
                                            ------------------------------------
                                            Paul M. Fleetwood, III





                            Bank of Granite Corporation, Form S-8, Page 20 of 23

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Kirby A. Tyndall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 200,000 shares of the Company's common stock, $1.00 par value per share, to be issued upon the exercise of options granted under the Bank of Granite 2001 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


         EXECUTED on the 14th day of May 2001.



                                            /s/ Barbara F. Freiman
                                            ------------------------------------
                                            Barbara F. Freiman




                            Bank of Granite Corporation, Form S-8, Page 21 of 23

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Kirby A. Tyndall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 200,000 shares of the Company's common stock, $1.00 par value per share, to be issued upon the exercise of options granted under the Bank of Granite 2001 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


         EXECUTED on the 14th day of May 2001.



                                            /s/ Hugh R. Gaither
                                            ------------------------------------
                                            Hugh R. Gaither




                            Bank of Granite Corporation, Form S-8, Page 22 of 23

                                POWER OF ATTORNEY


         THE UNDERSIGNED director of the Bank of Granite Corporation (the "Company") hereby appoints John A. Forlines, Jr. and Kirby A. Tyndall and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-8 pursuant to the Securities Act of 1933, as amended (the "Act"), for the purpose of registering 200,000 shares of the Company's common stock, $1.00 par value per share, to be issued upon the exercise of options granted under the Bank of Granite 2001 Incentive Stock Option Plan (the "Plan"), and any and all amendments, including post-effective amendments, and exhibits to such registration statement, and any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statement or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's common stock offered or to be offered pursuant to the Plan.


         EXECUTED on the 14th day of May 2001.



                                            /s/ Boyd C. Wilson, Jr.
                                            ------------------------------------
                                            Boyd C. Wilson, Jr.




                            Bank of Granite Corporation, Form S-8, Page 23 of 23